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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                          ----------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                            -----------------------


Date of Report (Date of earliest event reported):

August 14, 2000




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                        Intermedia Communications, Inc.
                        -------------------------------
             (Exact name of registrant as specified in its charter)



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               Delaware                                     59-2913586
               --------                               ----------------------
  (State or other jurisdiction of                        (I.R.S. Employer
   incorporation or organization)                     Identification Number)


                                    0-20135
                                    -------
                            (Commission File Number)


                               One Intermedia Way
                              Tampa, FL 33647-1752
                              --------------------
                    (Address of principal executive offices)

                                 (813) 829-0011
                                 --------------
                               (Telephone Number)




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ITEM 5.  Other Events

         On August 14, 2000, a subsidiary of Intermedia Communications, Inc. (the "Company"), Digex, Incorporated ("Digex"), filed the attached Form 10-Q for the quarter ended June 30, 2000.

ITEM 7.  Financial Statements and Exhibits

     Exhibit 99.1      Form 10-Q for the Quarter Ended June 30, 2000 for Digex.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 16, 2000


                                         INTERMEDIA COMMUNICATIONS, INC.
                                                  (Registrant)

                                         /s/ Jeanne M. Walters
                                         --------------------------------------
                                             Jeanne M. Walters
                                             Vice President and
                                             Chief Accounting Officer




                              EXHIBIT INDEX

Exhibit
  No.                          Description                                 Page
  ---                          -----------                                 ----

 99.1        Form 10-Q for the Quarter Ended June 30, 2000 for Digex.